SKINNY POP POPCORN


KISSES




I'M GIVING BACK

HERSHEY

ANNUAL MEETING OF STOCKHOLDERS

MAY 17, 2021










KISSES
MILK CHOCOLATE

AGENDA

WELCOME

ITEMS OF BUSINESS

BUSINESS REVIEW

QUESTIONS AND ANSWERS

VOTING RESULTS

ITEMS OF BUSINESS

ELECTION OF DIRECTORS

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION

VOTING

HERSHEY

NOMINATED DIRECTORS

Pamela Arway

James Brown

Victor Crawford

Robert Dutkowsky

Mary Kay Haben

James Katzman

Diane Koken

Robert Malcolm

Anthony Palmer

Juan Perez

Wendy Schoppert

Michele Buck

BOARD RECOMMENDATION

The Board recommends a vote FOR each of the director nominees

HERSHEY'S

ITEMS OF BUSINESS

ELECTION OF DIRECTORS

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION

VOTING

BOARD RECOMMENDATION

The Board recommends a vote FOR ratification of the appointment of ERNST & YOUNG LLP as independent auditors for the fiscal year ending December 31, 2021.

ITEMS OF BUSINESS

ELECTION OF DIRECTORS

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION

VOTING

BOARD RECOMMENDATION

The Board recommends a vote FOR approval, on a non-binding advisory basis, of the Company's named executive officer compensation

HERSHEY'S

ITEMS OF BUSINESS

ELECTION OF DIRECTORS

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION

VOTING

AGENDA

WELCOME

ITEMS OF BUSINESS

BUSINESS REVIEW

QUESTIONS AND ANSWERS

VOTING RESULTS

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Many of these forward-looking statements can be identified by the use of words such as "anticipate," "assume," "believe," "continue," "estimate," "expect," "forecast," "future," "intend," "plan," "potential," "predict," "project," "strategy," "target" and similar terms, and future or conditional tense verbs like "could," "may," "might," "should," "will" and "would," among others. These statements are made based upon current expectations that are subject to risks and uncertainties. Because actual results may differ materially from those contained in the forward-looking statements, you should not place undue reliance on the forward-looking statements when deciding whether to buy, sell or hold the company's securities. Factors that could cause results to differ materially include, but are not limited to: risks related to the impact of the COVID-19 global pandemic on our business, suppliers, distributors, consumers, customers, and employees; the scope and duration of the pandemic; government actions and restrictive measures implemented in response to the pandemic, including the distribution of vaccinations and continuation of social distancing guidelines and stay at home orders; disruptions or inefficiencies in our supply chain due to the loss or disruption of essential manufacturing or supply elements or other factors; issues or concerns related to the quality and safety of our products, ingredients or packaging, human and workplace rights, and other environmental, social or governance matters; changes in raw material and other costs, along with the availability of adequate supplies of raw materials; the company's ability to successfully execute business continuity plans to address the COVID-19 pandemic and resulting changes in consumer preferences and the broader economic and operating environment; selling price increases, including volume declines associated with pricing elasticity; market demand for our new and existing products; increased marketplace competition; failure to successfully execute and integrate acquisitions, divestitures and joint ventures; changes in governmental laws and regulations, including taxes; political, economic, and/or financial market conditions; risks and uncertainties related to our international operations; disruptions, failures or security breaches of our information technology infrastructure; our ability to hire, engage and retain a talented global workforce, our ability to realize expected cost savings and operating efficiencies associated with strategic initiatives or restructuring programs; complications with the design or implementation of our new enterprise resource planning system; and such other matters as discussed in our Annual Report on Form 10-K for the year ended December 31, 2020. All information in this presentation is as of May 17, 2021. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company's expectations.


#STRONGERTOGETHER
WE
Thankful
for
You!
STRONG
WINNING AT HOME & ABROAD!!!
We Are All In This Together!
HERSHEY'S
CAN DO ATTITUDE
I'M JOLLY
LET'S STAY STRONGER LONGER
Planning HSY HAPPINESS from HOME
#Stronger Together
THANK YOU!

STRATEGIES TO SUSTAIN OUR MOMENTUM AND DELIVER AGAINST OUR PURPOSE

making *more* moments of goodness

A GROWING PORTFOLIO OF BELOVED BRANDS

UNMATCHED CAPABILITIES CONNECTING US TO CONSUMERS

A DYNAMIC WORKFORCE LEADING US FORWARD

THE LONG-TERM VIEW GUIDING OUR GROWTH

deliver peer-leading
SHAREHOLDER RETURNS

A GROWING PORTFOLIO OF **BELOVED BRANDS**

HERSHEY'S Reese's HERSHEY'S Kisses brand KitKat ICE BREAKERS SKINNYPOP POPCORN ONE

A PORTFOLIO OF beloved BRANDS

Sweet

Savory


BROOKSIDE
DARK CHOCOLATE
Pomegranate Flavor
HERSHEY'S
milk chocolate
Almond Joy
BROOKSIDE
DARK CHOCOLATE
Crunchy Clusters
barkTHINS
SKINNY POP
Kettle Corn
SWEET & SALTY
PAQUI
SKINNY POP
POPCORN
SKINNY POP
chips
perfectly popped!
SEA SALT
JOLLY rancher GUMMIES
Twizzlers
Caramello
Reese's PIECES
SHARE
KISSES
milk chocolate
York
ICE CUBES
breath savers
Whatchamacallit
mr.Goodbar
Reese's TAKE 5
Reese's
KitKat
Reese's SNACK CAKE
ROLO
PAYDAY
ONE
SKINNY POP
POPCORN
MINI CAKES
SEA SALT

HERSHEY'S

STRONG U.S. SHARE POSITIONS

CONFECTION

#1 in Confection, 32% market share



CHOCOLATE
#1, 46%



MINT
#1, 35%



GUM
#3, 13%



SWEETS
#3, 8%

BAKING

Gained
5 MILLION households
in 2020



SYRUP
#1, 79%



BAKING POWDER
#1, 67%



BAKING CHIPS
#3, 8%

SNACKING

Skinny Pop
gained 3.5 MILLION households
since acquisition



POPCORN
#2, 20%



BETTER-FOR-YOU PUFFS
#2, 31%


ONE

NUTRITION BARS
#9, 3%

Source: IRI ending 2020 YTD through 12/31/2020, Category market share positions and share; Pirate's Booty reflects share of better-for-you puffs

investing IN THE CORE



MARKETING SUPPORT

>8% OF NET SALES

BRANDS SUPPORTED **24**

INNOVATION



Cadbury
Caramello
miniatures
SHARE
Reese's
BIG CUP
PRETZELS
180
NEW!
KitKat
THiNS
SHARE

SEASONS

97% HOUSEHOLDS PARTICIPATING

PRICE REALIZATION



HERSHEY'S
HERSHEY'S

DISTRIBUTION

1,000 FOOTBALL FIELDS OF NEW SPACE

E-COMMERCE

~5% OF COMPANY SALES

Source: Hershey Company financials, IRI ending 12/27/20

DIVERSIFYING TO CAPTURE PROFITABLE, INCREMENTAL GROWTH

PERMISSIBLE INDULGENCE

- Thins Platform Expansion
- Zero Sugar Platform
- Hershey Organic Launch



SHARE
KitKat
THiNS
Reese's
ZERO SUGAR
ORGANIC
HERSHEY'S
milk chocolate

SNACKING

- New Skinny Pop & Pirate's Campaigns
- Nutrition Bar Expansion
- Targeted Snack Cakes Launch



SKINNY POP
LIFE IS ENDLESSLY ENTERTAINING.
Reese's
SNACK CAKE
ONE
FULFIL
VITAMIN & PROTEIN BAR

INTERNATIONAL

- Accelerate Growth In India/Mexico
- Seed Growth In Europe/Asia
- Optimize China



UNMATCHED CAPABILITIES

CONNECTING US TO CONSUMERS

ADVANTAGED CAPABILITIES
ACROSS THE VALUE CHAIN

Data & Analytics
REAL-TIME DATA, AI

Customer Strategies
 # 1 RANKED TEAM
In Category Management and Business Relationships

Agile Supply Chain
 # 1 RANKED TEAM
In Customer Service



DIFFERENTIATED AND SUPERIOR **PERFORMANCE**

Precision Consumer Messaging
#1 IN MEDIA INVESTMENT
amongst food peers

Omni-Channel Activation
#1 SHARE IN STORE & ON-LINE

In-Store Execution
 # 1 RANKED TEAM
by Store Managers and Employees

Source: Advantage, Hershey Company financials, IRI

S'MORES TIME FOR FAMILY AND FRIENDS

Consumer Understanding



Data Analytics & Insights



Agile Supply Chain



RETAIL SALES
+4%

40M HOUSEHOLDS
+5M

CATEGORY SHARE
+350bps


Enjoy the backyard s'more.
#SmoresSaturday

Responsive Retail & Media


make it a s'mores saturday!
#SmoresSaturday
HERSHEY'S

Holistic Activation

Source: IRI

INVESTING AND ADAPTING FOR FUTURE GROWTH

SUPPLY CHAIN

- ERP
- Agile Fulfillment
- Incremental Capacity

CUSTOMERS

- Category Management
- Omni-Channel Activation

CONSUMERS

- Addressable Media
- Revenue Management

TECHNOLOGY & ANALYTICS

A DYNAMIC WORKFORCE

LEADING US FORWARD

DRIVING BUSINESS TRANSFORMATION

87%
Enterprise Engagement
+6pts vs worldwide benchmark



Smarter Capital Allocation

Trying New Models





Applying Learnings



Investing in Capabilities



Source: Perceptyx

THE LONG-TERM VIEW

GUIDING OUR GROWTH

"DOING WELL BY DOING GOOD"

- Milton S. Hershey

DiversityInc TOP 50 2020 COMPANIES FOR DIVERSITY®

Dow Jones Sustainability Indexes

AMERICA'S MOST RESPONSIBLE COMPANIES 2020 Newsweek POWERED BY statista

AMERICA'S MOST JUST COMPANIES Forbes 2020

THE CIVIC 50 POINTS OF LIGHT


HERSHEY'S
Thank you!
#Stronger






HERSHEY'S
HERSHEY'S

Supporting our **communities** in times of need

+30%

in 2020




HERSHEY


Everyone deserves a break!
Take one with KitKat :)



STRONG PROGRESS AGAINST OUR ESG AGENDA

RESPONSIBLE SOURCING

100%
certified cocoa

100%
of priority ingredients responsibly and sustainably sourced

ENVIRONMENT

Announced **Science Based Targets**

Established **packaging** sustainability **commitments**

HUMAN CAPITAL

Achieved aggregate **Gender Pay Equity** in U.S.

Accelerated our efforts regarding **Diversity, Equity and Inclusion**

COMMUNITY

Increased community investment by **+30%**

ESG is defined as Environmental, Social and Governance.

ANNOUNCED NEW ENVIRONMENTAL COMMITMENTS



SUSTAINABILITY REPORT
Coming June 1, 2021

2030 GOALS

CO_2 Emissions	Reduce Scope 1 & 2 Emissions by 50% Reduce Scope 3 Emissions by 25%
Packaging	100% of plastic packaging to be recyclable, reusable, or compostable Reducing packaging weight by an additional 25M lbs
Deforestation	Eliminate deforestation from ingredient supply chains

DELIVERING PEER-LEADING FINANCIAL RETURNS

STRATEGY IS WORKING, GOOD MOMENTUM

A GROWING PORTFOLIO OF **BELOVED BRANDS**

UNMATCHED CAPABILITIES CONNECTING US TO CONSUMERS

A DYNAMIC WORKFORCE LEADING US FORWARD

THE LONG-TERM VIEW GUIDING OUR GROWTH

DELIVERING AGAINST OUR LONG-TERM ALGORITHM

	2019	2020	Q1 2021
2-4% NET SALES GROWTH	✓	✓	✓
6-8% ADJUSTED EPS GROWTH	✓	✓	✓

Source: Hershey Company financials

HIGH-QUALITY 2020 EARNINGS VIA BALANCED, MULTI-LEVER APPROACH



Pricing Gains
45.5%
Adjusted Gross Margin
+50bps
Gross Margin Improvement
+8.4%
Adjusted Operating Income Growth
+159bps
Share gains in U.S. Confection
Volume Growth
North America Segment

2020 Financials

+2.0%	Organic, Constant Currency Net Sales Growth
+8.8%	Adjusted EPS – Diluted Growth
$1.7B	Operating Cash Flow

Source: Hershey Company financials; All comparison for 2020 are with respect to 2019; Refer to Appendix for Reconciliation of GAAP to Non-GAAP measures

HEALTHY CASH FLOW FUELS FINANCIAL FLEXIBILITY


Operating Cash Flow
$ Millions
$1,013
$1,700
2016
2017
2018
2019
2020


1
BUSINESS GROWTH
2
DIVIDEND
3
SHARE BUYBACK
4
DEBT REDUCTION
FINANCIAL FLEXIBILITY

Source: Hershey Company financials

PROVEN TRACK RECORD OF RETURNING CASH TO SHAREHOLDERS

DIVIDEND PAYOUT RATIO

52%

average over past five years

Committed to a dividend payout ratio of at least 50%

SHARE REPURCHASES

$1 BILLION

cumulatively over past five years*

Plan to return to historical share repurchases strategies in 2021

* Share repurchases exclude shares repurchased in connection with stock options
Source: Hershey Company financials

CREATING SHAREHOLDER VALUE OVER LONG-TERM

10-Year Total Shareholder Return



Hershey
45%
CPG Food*
24%
S&P 500
32%

SET A NEW ALL-TIME HIGH STOCK PRICE

$171.60

market close 05/13/21

(*) Food reflects the S&P 500 Packaged Food Sub-Industry Index
Source: Bloomberg

STRATEGIES TO DELIVER SUSTAINABLE, ADVANTAGED RESULTS

making **more** moments of goodness

A GROWING PORTFOLIO OF **BELOVED BRANDS**

UNMATCHED CAPABILITIES CONNECTING US TO CONSUMERS

A DYNAMIC WORKFORCE LEADING US FORWARD

THE LONG-TERM VIEW GUIDING OUR GROWTH

deliver peer-leading

SHAREHOLDER RETURNS

AGENDA

WELCOME

ITEMS OF BUSINESS

BUSINESS REVIEW

QUESTIONS AND ANSWERS

VOTING RESULTS



QUESTIONS & ANSWERS

KEEP QUESTIONS BRIEF | LIMIT TO ONE TOPIC

*All questions and answers will be posted on the Investor Relations website by May 24th, including those we are unable to get to during the live meeting today.

AGENDA

WELCOME

ITEMS OF BUSINESS

BUSINESS REVIEW

QUESTIONS AND ANSWERS

VOTING RESULTS

HERSHEY

APPENDIX

APPENDIX

Reconciliation of GAAP and Non-GAAP Information

For the year ended December 31,	2020				
In millions of dollars except per share amounts	Gross Profit	Operating Profit	Interest Expense, net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,701.3	$ 1,782.7	$ 149.4	$ 1,278.7	$ 6.11
Adjustments:					
Derivative mark-to-market losses	6.4	6.4	--	5.1	0.03
Business realignment activities	2.2	31.5	--	24.0	0.15
Acquisition-related costs	-	3.6	--	2.8	0.03
Pension settlement charges relating to Company-directed initiatives	--	--	--	2.6	0.02
Long-lived asset impairment charges	--	9.1	--	8.8	0.04
Noncontrolling interest share of business realignment and impairment charges	--	--	--	(3.4)	(0.02)
Facility closure reserve adjustment	--	(3.2)	--	(2.4)	(0.01)
Tax effect of all adjustments reflected above	--	--	--	-	(0.06)
Non-GAAP results	$ 3,709.9	$ 1,830.2	$ 149.4	$ 1,316.2	$ 6.29
GAAP Depreciation & Amortization		294.9			
Accelerated Depreciation		0.0			
Adjusted Non-GAAP EBITDA		$ 2,125.1			

APPENDIX

For the year ended December 31,	2020
As reported gross margin	45.4%
Non-GAAP gross margin (1)	45.5%
As reported operating profit margin	21.9%
Non-GAAP operating profit margin (2)	22.5%

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.

(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

APPENDIX

Reconciliation of GAAP and Non-GAAP Information

For the year ended December 31,	2019				
In millions of dollars except per share amounts	Gross Profit	Operating Profit	Interest Expense, net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,622.5	$ 1,596.0	$ 144.1	$ 1,149.7	$ 5.46
Adjustments:					
Derivative mark-to-market gains	(28.7)	(28.7)	--	(25.2)	(0.14)
Business realignment activities	-	9.2	--	7.3	0.04
Acquisition-related costs	2.0	10.2	--	7.7	0.05
Pension settlement charges relating to Company-directed initiatives	--	--	--	1.8	0.01
Long-lived and intangible asset impairment charges	--	112.5	--	88.5	0.53
Noncontrolling interest share of business realignment and impairment charges	--	--	--	(2.8)	(0.01)
Gain on sale of other assets	--	(11.3)	--	(8.5)	(0.05)
Tax effect of all adjustments reflected above	--	--	--	-	(0.11)
Non-GAAP results	$ 3,595.8	$ 1,687.9	$ 144.1	$ 1,218.4	$ 5.78
GAAP Depreciation & Amortization		291.5			
Accelerated Depreciation		0.0			
Adjusted Non-GAAP EBITDA		$ 1,979.5			

HERSHEY

APPENDIX

For the year ended December 31,	2019
As reported gross margin	45.4%
Non-GAAP gross margin (1)	45.0%
As reported operating profit margin	20.0%
Non-GAAP operating profit margin (2)	21.1%

(1) Calculated as non-GAAP gross profit as a percentage of net sales for the period presented.

(2) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.